UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31, 2025

KAIVAL BRANDS INNOVATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4460 Old Dixie Highway Grant-Valkaria, Florida	32949
(Address of registrant’s principal executive office)	(Zip code)

(833) 452-4825

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 31, 2025, Kaival Brands Innovations Group, Inc., a Delaware corporation (the “Company”), held its virtual 2025 Annual Stockholders Meeting (the “Meeting”).

As of the close of business on October 3, 2025, the record date for the determination of stockholders entitled to vote at the Meeting, there were 11,593,402 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding, with each share entitled to one vote on each proposal at the Meeting. At the Meeting, the combined holders of 7,576,844 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 65.35% of the outstanding voting shares, and thereby a quorum pursuant to the Delaware General Corporation Law and the bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	Election of the five nominees to the Board of Directors of the Company:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David Worner	5,515,833	27,927	50,500	1,982,584
Mark Thoenes	5,566,366	27,857	37	1,982,584
Ashesh Modi	5,538,862	54,784	614	1,982,584
Ketankumar Patel	5,535,589	57,913	758	1,982,584

Each director nominee was elected to serve as a director until the Company’s 2026 annual meeting of stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death or removal. Due to the fact that directors are elected by a plurality of the votes cast, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable.

2.	Ratification of the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025:

Votes For	Votes Against	Abstentions
7,554,497	22,094	253

The affirmative vote of the holders of a majority of the outstanding shares was required for approval. The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2025	KAIVAL BRANDS INNOVATIONS GROUP, INC.

	By:	/s/ Mark Thoenes
	Name:	Mark Thoenes
	Title:	Interim Chief Executive Officer